UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 12, 2004

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-03	20-0570110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North
1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000
(302) 651-1119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.              Other Events

The September 2004 Monthly Servicer Report was distributed

October 12, 2004.

Item 9.01.              Financial Statements and Exhibits

The following are filed as exhibits to this Report:

Exhibit 20.  September 2004 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2004-1 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Assistant Vice President

Capital One Prime Auto Receivables Trust 2004-1
By: Capital One Auto Receivables, LLC,
Depositor of the Capital One Prime Auto
Receivables Trust 2004-1

By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Assistant Vice President

Date: October 12, 2004

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-1

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

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INDEX TO EXHIBITS

Exhibit Number

20.	September 2004 Monthly Servicer Report

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